Subsequent Event	12 Months Ended
Dec. 31, 2016
Subsequent Events [Abstract]
Subsequent Event
Subsequent Event

A. Accelerated Share Repurchase Agreement
On February 2, 2017, we entered into an accelerated share repurchase agreement with Citibank to repurchase $5 billion of our common stock. Pursuant to the terms of the agreement, on February 6, 2017, we paid $5 billion to Citibank and received an initial delivery of approximately 126 million shares of our common stock from Citibank at a price of $31.73 per share, which represented, based on the closing price of our common stock on the NYSE on February 2, 2017, approximately 80% of the notional amount of the accelerated share repurchase agreement. As of February 6, 2017, the common stock received is included in Treasury Stock. At settlement of the agreement, which is expected to occur during or prior to the third quarter of 2017, Citibank may be required to deliver additional shares of common stock to us, or, under certain circumstances, we may be required to deliver shares of our common stock or may elect to make a cash payment to Citibank, with the number of shares to be delivered or the amount of such payment, as well as the final average price per share, based on the difference between the volume-weighted average price, less a discount, of Pfizer’s common stock during the term of the transaction. This agreement was entered into pursuant to our previously announced share repurchase authorization. After giving effect to the accelerated share repurchase agreement, our remaining share-purchase authorization was approximately $6.4 billion at February 6, 2017.